UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 IR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 28, 2001


                        Commission file number 000-13754


                            MAXUS REALTY TRUST, INC.
                          ---------------------------
        (Exact name of small business issuer as specified in its charter)

    Missouri                                       43-1339136
----------------------                      ---------------------------
(State or other jurisdiction of         (I.R.S. Employer Identification No.)
incorporation or organization)

104 Armour, North Kansas City, Missouri                  64116
----------------------------------------          ------------------
(Address of principal executive offices)              (Zip Code)

Trust's telephone number, including area code        (816) 303-4500
                                                 ---------------------














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



Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

        The following financial statements and pro forma financial information are filed as part of this report:


(a)     Financial Statements

        Independent Auditors' Report

        Statements of Revenue and Certain Expenses (as defined - Note 2 )of The Landings at Rock Creek for the year ended December 31, 2000 and nine months ended September 30, 2001.

        Notes to the Statements of Revenue and Certain Expenses of The Landings at Rock Creek

(b)     Pro Forma Financial Information (unaudited)

        Pro Forma Funds from Operations of Maxus Realty Trust, Inc., for the Nine Month Period Ended September 30, 2001 and the Year Ended December 31, 2000.

        Pro Forma Statements of Operations of Maxus Realty Trust, Inc., for the Nine Month Period Ended September 30, 2001 and the Year Ended December 31, 2000.

        Notes to Pro Forma Information.

        Management's Discussion and Analysis of The Landings at Rock Creek.








Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused the Amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Maxus Realty Trust, Inc.,
Date: December 11, 2001                        By:  /s/ Daniel W. Pishny
                                                    ---------------------
                                                    Daniel W. Pishny
                                                    President










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



[KPMG LOGO]
1000 Walnut
Suite 1600
Kansas City, MO 64106



                          Independent Auditors' Report



The Board of Directors
Maxus Realty Trust, Inc.:


We have audited the accompanying statement of revenue and certain expenses (as defined - note 2) of Maxus Realty Trust, Inc.'s The Landings at Rock Creek Apartments (The Landings) for the year ended December 31, 2000. This financial statement is the responsibility of Maxus Realty Trust, Inc.'s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K of Maxus Realty Trust, Inc. The presentation is not intended to be a complete presentation of The Landings' revenue and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses (as defined - note 2) of The Landings for the year ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP

KPMG LLP

November 20, 2001
Kansas City, Missouri

[KPMG LOGO] KPMG LLP; KPMG LLP,a U.S.limited liability partnership,is a member of KPMG International, a Swiss association





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



                            MAXUS REALTY TRUST, INC.
                           THE LANDINGS AT ROCK CREEK
        STATEMENTS OF REVENUE AND CERTAIN EXPENSES (AS DEFINED - NOTE 2)
 FOR THE YEAR ENDED DECEMBER 31, 2000 AND NINE MONTHS ENDED SEPTEMBER 30, 2001


                                                           December 31, 2000    September 30, 2001
                                                                                   (Unaudited)
Revenue:
        Rental ................................................  $857,000            691,000
        Other .................................................    53,000             46,000
                                                                 --------           --------

Total revenue .................................................   910,000            737,000
                                                                 --------           --------

Operating Expenses:
        Repairs and maintenance ...............................    38,000             22,000
        Real estate taxes .....................................    49,000             43,000
        General and administrative ............................   165,000            126,000
        Utilities .............................................    44,000             38,000
        Management fees .......................................    36,000             29,000
        Other operating expense ...............................    76,000             55,000
                                                                 --------           --------

               Total operating expenses .......................   408,000            313,000
                                                                 --------           --------

               Operating income (as defined - Note 2) ........   $502,000            424,000
                                                                 ========           ========


See accompanying notes to this statement





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



                            MAXUS REALTY TRUST, INC.
                           THE LANDINGS AT ROCK CREEK
            NOTES TO THE STATEMENTS OF REVENUE AND CERTAIN EXPENSES

1.  ACQUISITION OF THE LANDINGS AT ROCK CREEK:

The Landings at Rock Creek ("The Landings") is a 154 unit apartment complex located at 13200 Chanel Parkway, Little Rock, Arkansas . The Landings was purchased by Landings Acquisition, L.L.C., a newly formed, wholly-owned subsidiary of Maxus Realty Trust, Inc., ("MRTI" or the "Registrant"), for $5,400,000 on September 28, 2001, from an unrelated third party, Waterton Rock, Limited. The purchase price included the assumption of the existing loan and related mortgage and security instruments in favor of Berkshire Mortgage Finance Limited Partnership with a current outstanding balance of approximately $3,839,000, which is due and payable on September 1, 2007. Maxus Properties, Inc., an affiliate of the Registrant, will provide property management services for The Landings.

2.  BASIS OF PRESENTATION:

The statements of revenue and certain expenses excludes items not comparable to the projected future operations of The Landings. Excluded expenses include mortgage interest, depreciation and amortization. The Registrant has elected to be taxed as a real estate investment trust (REIT) under the Internal Revenue Code. The Registrant intends to continue to qualify as a REIT and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for income taxes is reflected in the financial statements.

3.  REVENUES:

Lease agreements are accounted for as operating leases, and rentals from such leases are reported as revenues ratably over the terms of the leases.

Included in other revenue is non-rental income such as interest income, application fees, and late fees.

4.  USE OF ESTIMATES:

Management of the Registrant has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

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



                            MAXUS REALTY TRUST, INC.
                      PRO FORMA FUNDS FROM OPERATIONS FOR
THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2001 AND YEAR ENDED DECEMBER 31, 2000
                                   (UNAUDITED)

The following unaudited pro forma information presents the funds generated by the operations of MRTI as if MRTI had acquired The Landings as of January 1, 2000. This pro forma information does not purport to represent operations of MRTI or The Landings, nor does it purport to represent actual or expected operating results of MRTI or The Landings for any period in the future. This pro forma information was prepared on the basis described in the accompanying notes, which should be read in conjunction herewith. Administrative expenses and certain revenues of MRTI's parent are excluded.

FUNDS FROM OPERATIONS

The white paper on Funds From Operations approved by the board of governors of NAREIT in March 1999 defines funds from operations as net income (loss) (computed in accordance with Generally Accepted Accounting Principles "GAAP"), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect funds from operations on the same basis. In 1999, NAREIT clarified the definition of Funds from Operations to include non-recurring events, except for those that are defined as "extraordinary items" under GAAP and gains and losses from sales of depreciable operating property.

MRTI computes Funds From Operations in accordance with the guidelines established by the white paper which may differ from the methodology for calculating Funds from Operations utilized by other equity REITs, and, accordingly, may not be comparable to such other REITs. Funds from Operations do not represent amounts available for management's discretionary use because of needed capital replacement or expansion, debt service obligations, distributions or other commitments and uncertainties. Funds from Operations should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of MRTI's financial performance or to cash flows from operating activities (determined in accordance with GAAP) as a measure of MRTI's liquidity, nor is it indicative of funds available to fund MRTI's cash needs including its ability to make distributions. MRTI believes Funds from Operations is helpful to investors as a measure of the performance of the Trust because, along with cash flows from operating activities, financing activities and investing activities, it provides investors with an understanding of the ability of MRTI to incur and service debt and make capital expenditures.

For the nine months ended September 30, 2001

                                                               MRTI                Pro Forma
                                                            Historical            Adjustments          Pro Forma
                                                              Amount      Acquisition of The Landings    Amounts


Revenues .................................................   $2,672,000             737,000            3,409,000
Expenses .................................................    2,353,000             709,000            3,062,000
                                                             ----------            --------            ---------
Net Income ...............................................      319,000              28,000              347,000
Depreciation and Amortization ............................      597,000             169,000              766,000
                                                             ----------          ----------            ---------
Funds from Operations ....................................   $  916,000             197,000            1,113,000
                                                             ==========          ==========           ==========


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


FUNDS FROM OPERATIONS - CONTINUED



For the year ended December 31, 2000

                                                                MRTI              Pro Forma
                                                             Historical          Adjustments          Pro Forma
                                                               Amount    Acquisition of The Landings   Amounts
                                                              (audited)

Revenues ................................................   $3,167,000             910,000            4,077,000
Expenses ................................................    2,607,000             937,000            3,544,000
                                                            ----------           ---------           ----------
Net Income (loss) .......................................      560,000             (27,000)             533,000
Depreciation and Amortization ...........................      668,000             225,000              893,000
                                                            ----------           ---------           ----------
Funds from Operations ...................................   $1,228,000             198,000            1,426,000
                                                            ==========           =========           ==========






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





                            MAXUS REALTY TRUST, INC.
                     PRO FORMA STATEMENTS OF OPERATIONS FOR
THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2001 AND YEAR ENDED DECEMBER 31, 2000
                                  (UNAUDITED)


The following unaudited pro forma statements of operations, presents the operations of MRTI as if MRTI had acquired The Landings as of January 1, 2000. This pro forma information does not purport to represent operations of MRTI or The Landings, nor does it purport to represent actual or expected operating results of MRTI or The Landings for any period in the future. This pro forma information was prepared on the basis described in the accompanying notes, which should be read in conjunction herewith.

Nine months ended September 30, 2001

                                                                   MRTI               Pro Forma
                                                                Historical           Adjustments          Pro Forma
                                                                  Amount       Acquisition of Landings     Amounts


Revenue:
   Rental ..................................................   $2,505,000              691,000            3,196,000
   Other ...................................................      218,000               46,000              264,000
                                                               ----------           ----------           ----------

           Total revenue ...................................     2,723,00              737,000            3,460,000
                                                               ----------           ----------           ----------

Expenses:
   Repairs and maintenance .................................      418,000               22,000              440,000
   Real estate taxes .......................................      331,000               43,000              374,000
   General and administrative ..............................      274,000              126,000              400,000
   Utilities ...............................................      293,000               38,000              331,000
   Depreciation and amortization ...........................      609,000              169,000              778,000
   Interest expense ........................................      397,000              220,000              617,000
   Management fees .........................................       95,000               36,000              131,000
   Other operating expenses ................................       70,000               55,000              125,000
                                                               ----------           ----------           ----------

           Total expenses ..................................    2,487,000              709,000            3,196,000
                                                               ----------           ----------           ----------

           Net income before
             gain on sale of Franklin Park .................   $  236,000               28,000              264,000
                                                               ==========           ==========           ==========

Per share data:
   Net income before gain on sale of
     Franklin Park .........................................   $      .23                  .02                  .25
                                                               ==========           ==========           ==========

   Weighted average shares outstanding .....................    1,040,000            1,040,000            1,040,000
                                                               ==========           ==========           ==========



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



PRO FORMA ESTIMATE OF STATEMENT OF OPERATIONS - CONTINUED



Year ended December 31, 2000

                                                                     MRTI               Pro Forma
                                                                  Historical           Adjustments           Pro Forma
                                                                    Amount     Acquisition of The Landings    Amounts
                                                                  (audited)
Revenue:
   Rental ....................................................   $2,903,000               857,000            3,760,000
   Other .....................................................      243,000                53,000              296,000
                                                                 ----------             ---------            ---------

           Total revenue .....................................    3,146,000               910,000            4,056,000
                                                                 ----------             ---------            ---------

Expenses:
   Repairs and maintenance ...................................      368,000                38,000              406,000
   Real estate taxes .........................................      476,000                49,000              525,000
   General and administrative ................................      498,000               165,000              663,000
   Utilities .................................................      293,000                44,000              337,000
   Depreciation and amortization .............................      685,000               225,000              910,000
   Interest expense ..........................................      436,000               294,000              730,000
   Management fees ...........................................      109,000                46,000              155,000
   Other operating expenses ..................................       85,000                76,000              161,000
                                                                  ---------             ---------            ---------

           Total expenses ....................................    2,950,000               937,000            3,887,000
                                                                  ---------             ---------            ---------

           Net income (loss) .................................   $  196,000               (27,000)             169,000
                                                                  =========             =========            =========

Per share data:
   Net Income (loss) .........................................   $      .20                  (.03)                 .17
                                                                  =========             =========            =========

Weighted average shares outstanding ..........................      977,000               977,000              977,000
                                                                  =========             =========            =========






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




                            MAXUS REALTY TRUST, INC.
                         NOTES TO PRO FORMA INFORMATION



1. THE LANDINGS:

The Landings is a 154 unit apartment complex located at 13200 Chanel Parkway, Little Rock, Arkansas . The Landings was purchased by Landings Acquisition, L.L.C., a newly formed, wholly-owned subsidiary of Maxus Realty Trust, Inc., ("MRTI" or the "Registrant"), for $5,400,000 on September 28, 2001, from an unrelated third party, Waterton Rock, Limited. Maxus Properties, Inc., an affiliate of the Registrant, will provide property management services for The Landings.

2.  DEBT SERVICE:

MRTI financed the property acquisition in part by an assumption of the existing loan and related mortgage and security instruments in favor of Berkshire
Mortgage Finance Limited Partnership with a current outstanding balance of approximately $3,839,000, which is due and payable on September 1, 2007, bears interest at a rate of 7.66% and is secured by a mortgage. The net cash proceeds used by the Registrant from its working capital to acquire The Landings were approximately $1,486,000. The pro forma does not include an adjustment for lost interest on the funds used to acquire The Landings as this amount was not considered significant.

3.  DEPRECIATION:

Buildings and  improvements are depreciated over their estimated useful lives of
27.5 years using the straight-line method.

4.  TAXES:

The Trust has elected to be taxed as a real estate investment trust (REIT) under the Internal Revenue Code. The Trust intends to continue to qualify as a REIT and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for income taxes is reflected in the Pro Forma Information.

5.  MANAGEMENT FEES:

Management fees are calculated at 5.0% of the total income recorded by The Landings.

6. BALANCE SHEET:

The balance sheet filed by the Registrant on Form 10QSB, for the quarter ended September 30, 2001, included The Landings Acquisition. As a result, a pro forma balance sheet is not included as a part of this Form 8K-A.





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



                            MAXUS REALTY TRUST INC.
              MANAGEMENT'S DISCUSSION AND ANALYSIS OF THE LANDINGS

The Landings is a 154 unit apartment complex located at 13200 Chanel Parkway, Little Rock, Arkansas . The Landings was purchased by Landings Acquisition, L.L.C., a newly formed, wholly-owned subsidiary of Maxus Realty Trust, Inc., ("MRTI" or the "Registrant"), for $5,400,000 on September 28, 2001, from an unrelated third party, Waterton Rock, Limited.

Revenues:

Lease agreements are accounted for as operating leases, and rentals from such leases are reported as revenues ratably over the terms of the leases. The majority of these leases are six to twelve months in term. The business in which the Registrant is engaged is highly competitive. The Landings is located in an urban area and is subject to competition from other similar types of properties in or near Little Rock, Arkansas. The Landings competes for tenants for its apartments with numerous other real estate investment trusts, real estate limited partnerships, as well as with individuals, corporations and other entities engaged in real estate investment activities. Such competition is based on such factors as location, rent schedules and services and amenities provided. The occupancy rates for September and October 2001 were 94% and 91% respectively. Management does not anticipate a material change in occupancy rates or rents as a result of the change in ownership or management of The Landings. Management believes that the investment in The Landings was justified primarily due to its good occupancy rate, operating history, assumable debt at a favorable rate, and good location.

Expenses:

Management does not anticipate a material change in utility rates or maintenance expense as a result of the change in ownership or management of The Landings. Management is still evaluating the need for future capital improvements. At this time the amount is estimated to be $55,000 for various renovation projects to improve the physical condition of the property.

Materiality:

After reasonable inquiry, management of the Registrant is not aware of any material factors relating to The Landings, other than discussed above, that would cause the reported financial information not to be indicative of future results.






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